                                                                EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                           --------------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                         13-3818954
     (Jurisdiction of incorporation                          (I. R. S. Employer
      if not a U. S. national bank)                          Identification No.)

          114 West 47th Street                                      10036
           New York,  New York                                   (Zip Code)
          (Address of principal
           executive offices)

                           --------------------------
                          Teekay Shipping Corporation
              (Exact name of obligor as specified in its charter)

           Republic of Liberia                                 Not Applicable
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                               (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)

                           --------------------------

                                VSSI Oceans Inc.
              (Exact name of guarantor as specified in its charter)

           Republic of Liberia                                 Not Applicable
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                               (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------
                               VSSI Atlantic Inc.
              (Exact name of guarantor as specified in its charter)

           Republic of Liberia                                 Not Applicable
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                               (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------
                               Senang Spirit Inc.
              (Exact name of guarantor as specified in its charter)

       Commonwealth of the Bahamas                             Not Applicable
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)


    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                               (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)


                            -------------------------

                                VSSI Appian Inc.
              (Exact name of guarantor as specified in its charter)

           Republic of Liberia                                 Not Applicable
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                               (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------
                                Exuma Spirit Inc.
              (Exact name of guarantor as specified in its charter)

       Commonwealth of the Bahamas                             Not Applicable
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                               (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)


                           --------------------------
                               Nassau Spirit Inc.
              (Exact name of guarantor as specified in its charter)

       Commonwealth of the Bahamas                             Not Applicable
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                               (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)

                           --------------------------

                               Andros Spirit Inc.
              (Exact name of guarantor as specified in its charter)

       Commonwealth of the Bahamas                             Not Applicable
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

    Tradewinds Building, Sixth Floor
      Bay Street, P.O. Box SS-6293                               (Zip code)
           Nassau, The Bahamas
(Address of principal executive offices)

                           --------------------------
                ___% First Preferred Ship Mortgage Notes due 2008
                       (Title of the indenture securities)

================================================================================

                                     GENERAL

1.    General Information

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System).
            Federal Deposit Insurance Corporation, Washington, D. C.
            New York State Banking Department, Albany, New York

      (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

2.    Affiliations with the Obligor

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

      Teekay Shipping Corporation is currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.   List of Exhibits

      T-1.1 -- Organization Certificate, as amended, issued by the State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No. 33-97056).

                                     GENERAL

1.    General Information

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System).
                  Federal Deposit Insurance Corporation, Washington, D. C.
                  New York State Banking Department, Albany, New York

      (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

2.    Affiliations with the Obligor

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

      Teekay Shipping Corporation is currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.   List of Exhibits

      T-1.1  --   Organization Certificate, as amended, issued by the State of
                  New York Banking Department to transact business as a Trust
                  Company, is incorporated by reference to Exhibit T-1.1 to Form
                  T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

16.   List of Exhibits
      (cont'd)

      T-1.2  --   Included in Exhibit T-1.1.

      T-1.3  --   Included in Exhibit T-1.1.

      T-1.4  --   The By-Laws of United States Trust Company of New York, as
                  amended, is incorporated by reference to Exhibit T-1.4 to Form
                  T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

      T-1.6  --   The consent of the trustee required by Section 321(b) of the
                  Trust Indenture Act of 1939, as amended by the Trust Indenture
                  Reform Act of 1990.

      T-1.7  --   A copy of the latest report of condition of the trustee
                  pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

      As of December 15, 1995, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

      In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                              ---------------------

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 18th day of December, 1995.

      UNITED STATES TRUST COMPANY OF
            NEW YORK, Trustee


By:
    ------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                           --------------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                         13-3818954
     (Jurisdiction of incorporation                          (I. R. S. Employer
      if not a U. S. national bank)                          Identification No.)

          114 West 47th Street                                      10036
           New York,  New York                                   (Zip Code)
          (Address of principal
           executive offices)

                           --------------------------
                     Lernout & Hauspie Speech Products N.V.
               (Exact name of obligor as specified in its charter)

                 Belgium                                             N/A
     (State or other jurisdiction of                         (I. R. S. Employer
     incorporation or organization)                          Identification No.)

          Sint-Krispijnstraat 7
               8900 Ieper                                        (Zip code)
                 Belgium
(Address of principal executive offices)

                           --------------------------
                   8% Convertible Subordinated Notes due 2001
                       (Title of the indenture securities)

================================================================================

                                     GENERAL

1.    General Information

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System).
            Federal Deposit Insurance Corporation, Washington, D. C.
            New York State Banking Department, Albany, New York

      (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

2.    Affiliations with the Obligor

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

      Lernout & Hauspie Speech Products N.V. is currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.   List of Exhibits

      T-1.1  --   Organization Certificate, as amended, issued by the State of
                  New York Banking Department to transact business as a Trust
                  Company, is incorporated by reference to Exhibit T-1.1 to Form
                  T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

16.   List of Exhibits
      (cont'd)

      T-1.2  --   Included in Exhibit T-1.1.

      T-1.3  --   Included in Exhibit T-1.1.

      T-1.4  --   The By-Laws of United States Trust Company of New York, as
                  amended, is incorporated by reference to Exhibit T-1.4 to Form
                  T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

      T-1.6  --   The consent of the trustee required by Section 321(b) of the
                  Trust Indenture Act of 1939, as amended by the Trust Indenture
                  Reform Act of 1990.

      T-1.7  --   A copy of the latest report of condition of the trustee
                  pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

      As of June 3, 1997, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

      In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                              ---------------------

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 3rd day of June, 1997.

      UNITED STATES TRUST COMPANY OF
            NEW YORK, Trustee


By:
    --------------------------------------
    /S/Gerard F. Ganey
    Senior Vice President

                                                                   Exhibit T-1.6

        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036

September 1, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Very truly yours,

UNITED STATES TRUST COMPANY
       OF NEW YORK


By:
    ---------------------------
     /S/Gerard F. Ganey
     Senior Vice President

                                                                   EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)

ASSETS
Cash and Due from Banks                                               $   75,754

Short-Term Investments                                                   276,399

Securities, Available for Sale                                           925,886

Loans                                                                  1,638,516
Less: Allowance for Credit Losses                                         13,168
                                                                      ----------
      Net Loans                                                        1,625,348
Premises and Equipment                                                    61,278
Other Assets                                                             120,903
                                                                      ----------
      Total Assets                                                    $3,085,568
                                                                      ==========

LIABILITIES
Deposits:
      Non-Interest Bearing                                            $  645,424
      Interest Bearing                                                 1,694,581
                                                                      ----------
         Total Deposits                                                2,340,005

Short-Term Credit Facilities                                             449,183
Accounts Payable and Accrued Liabilities                                 139,261
                                                                      ----------
      Total Liabilities                                               $2,928,449
                                                                      ==========

STOCKHOLDER'S EQUITY
Common Stock                                                              14,995
Capital Surplus                                                           42,394
Retained Earnings                                                         98,926
Unrealized Gains (Losses) on Securities
    Available for Sale, Net of Taxes                                         804
                                                                      ----------
Total Stockholder's Equity                                               157,119
                                                                      ----------
    Total Liabilities and
    Stockholder's Equity                                              $3,085,568
                                                                      ==========

I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

April 9, 1997

      Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 3rd day of June, 1997.

      UNITED STATES TRUST COMPANY OF
             NEW YORK, Trustee


By:
    ------------------------------------
    Gerard F. Ganey
    Senior Vice President

                                    FORM T-1

                        ===============================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(B)(2) _______

                               ------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                         13-3818954
     (Jurisdiction of incorporation                           (I.R.S. employer
      if not a U.S. national bank)                           identification No.)

          114 West 47th Street                                   10036-1532
              New York, NY                                       (Zip Code)
          (Address of principal
           executive offices)

                               ------------------
                               Neenah Corporation
               (Exact name of obligor as specified in its charter)

                Wisconsin                                        39-1580331
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

       2121 Brooks Avenue, Box 729
            Neenah, Wisconsin                                       54927
(Address of principal executive offices)                         (Zip Code)

                               ------------------

                             Neenah Foundry Company
              (Exact name of guarantor as specified in its charter)

                Wisconsin                                        39-0496210
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

       2121 Brooks Avenue, Box 729
            Neenah, Wisconsin                                       54927
(Address of principal executive offices)                         (Zip Code)

                               ------------------
                          Hartley Controls Corporation
              (Exact name of guarantor as specified in its charter)

                Wisconsin                                        39-0842568
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

       2121 Brooks Avenue, Box 729
            Neenah, Wisconsin                                       54927
(Address of principal executive offices)                         (Zip Code)

                               ------------------
                             Neenah Transport, Inc.
              (Exact name of guarantor as specified in its charter)

                Wisconsin                                        39-1378433
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

       2121 Brooks Avenue, Box 729
            Neenah, Wisconsin                                       54927
(Address of principal executive offices)                         (Zip Code)

                               ------------------
    Neenah Corporation's 11 1/8% Senior Subordinated Notes due 2007, Series B
                      (Title of the indenture securities)

              =====================================================

                                     GENERAL

1.    General Information

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System)
            Federal Deposit Insurance Corporation, Washington, D.C.
            New York State Banking Department, Albany, New York

      (b) Whether it is authorized to exercise corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

2.    Affiliations with the Obligor

      If the obligor is an affiliate of the trustee, describe each such affiliation.

            None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

      Neenah Corporation, Neenah Foundry Company, Hartley Controls Corporation and Neenah Transport, Inc. currently is not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.   List of Exhibits

      T-1.1  --   Organization Certificate, as amended, issued by the State of
                  New York Banking Department to transact business as a Trust
                  Company, is incorporated by reference to Exhibit T-1.1 to Form
                  T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

      T-1.2  --   Included in Exhibit T-1.1.

      T-1.3  --   Included in Exhibit T-1.1.

16.   List of Exhibits
      (cont'd)

      T-1.4  --   The By-Laws of United States Trust Company of New York, as
                  amended, is incorporated by reference to Exhibit T-1.4 to Form
                  T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

      T-1.6  --   The consent of the trustee required by Section 321(b) of the
                  Trust Indenture Act of 1939, as amended by the Trust Indenture
                  Reform Act of 1990.

      T-1.7  --   A copy of the latest report of condition of the trustee
                  pursuant to law or the requirements of its supervising or examining authority.

NOTE

As of June 24, 1997, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                               ------------------

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day of June, 1997.

UNITED STATES TRUST COMPANY
    OF NEW YORK, Trustee


By:
    -------------------------------

                                                                   Exhibit T-1.6

        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036

September 1, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Very truly yours,

UNITED STATES TRUST COMPANY
       OF NEW YORK


By:
    ------------------------------
     /S/Gerard F. Ganey
     Senior Vice President

                                                                   EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1997
                                 (IN THOUSANDS)

ASSETS
Cash and Due from Banks                                             $    59,856

Short-Term Investments                                                  213,333

Securities, Available for Sale                                          968,413

Loans                                                                 1,370,272
Less: Allowance for Credit Losses                                        13,614
                                                                    -----------
      Net Loans                                                       1,356,658
Premises and Equipment                                                   61,183
Other Assets                                                            125,938
                                                                    -----------
      Total Assets                                                  $ 2,785,381
                                                                    ===========

LIABILITIES
Deposits:
      Non-Interest Bearing                                          $   480,539
      Interest Bearing                                                1,738,130
                                                                    -----------
         Total Deposits                                               2,218,669

Short-Term Credit Facilities                                            271,567
Accounts Payable and Accrued Liabilities                                131,642
                                                                    -----------
      Total Liabilities                                             $ 2,621,878
                                                                    ===========

STOCKHOLDER'S EQUITY
Common Stock                                                             14,995
Capital Surplus                                                          42,541
Retained Earnings                                                       101,577
Unrealized Gains (Losses) on Securities
    Available for Sale, Net of Taxes                                     (2,610)
                                                                    -----------
Total Stockholder's Equity                                              163,503
                                                                    -----------
    Total Liabilities and
    Stockholder's Equity                                            $ 2,785,381
                                                                    ===========

I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

June 22, 1997

                                    FORM T-1

                        ===============================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(B)(2) _______

                               ------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                         13-3818954
     (Jurisdiction of incorporation                           (I.R.S. employer
      if not a U.S. national bank)                           identification No.)

          114 West 47th Street                                   10036-1532
              New York, NY                                       (Zip Code)
          (Address of principal
           executive offices)

                               ------------------
                               Neenah Corporation
               (Exact name of obligor as specified in its charter)

                Wisconsin                                        39-1580331
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

       2121 Brooks Avenue, Box 729
            Neenah, Wisconsin                                       54927
(Address of principal executive offices)                         (Zip Code)

                               ------------------

                             Neenah Foundry Company
              (Exact name of guarantor as specified in its charter)

                Wisconsin                                        39-0496210
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

       2121 Brooks Avenue, Box 729
            Neenah, Wisconsin                                       54927
(Address of principal executive offices)                         (Zip Code)

                               ------------------
                          Hartley Controls Corporation
              (Exact name of guarantor as specified in its charter)

                Wisconsin                                        39-0842568
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

       2121 Brooks Avenue, Box 729
            Neenah, Wisconsin                                       54927
(Address of principal executive offices)                         (Zip Code)

                               ------------------
                             Neenah Transport, Inc.
              (Exact name of guarantor as specified in its charter)

                Wisconsin                                        39-1378433
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

       2121 Brooks Avenue, Box 729
            Neenah, Wisconsin                                       54927
(Address of principal executive offices)                         (Zip Code)

                               ------------------
    Neenah Corporation's 11 1/8% Senior Subordinated Notes due 2007, Series B
                      (Title of the indenture securities)

              =====================================================

                                     GENERAL

1.    General Information

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of New York (2nd District), New York, New York
                  (Board of Governors of the Federal Reserve System)
            Federal Deposit Insurance Corporation, Washington, D.C.
            New York State Banking Department, Albany, New York

      (b) Whether it is authorized to exercise corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

2.    Affiliations with the Obligor

      If the obligor is an affiliate of the trustee, describe each such affiliation.

            None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

      Neenah Corporation, Neenah Foundry Company, Hartley Controls Corporation and Neenah Transport, Inc. currently is not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.   List of Exhibits

      T-1.1  --   Organization Certificate, as amended, issued by the State of
                  New York Banking Department to transact business as a Trust
                  Company, is incorporated by reference to Exhibit T-1.1 to Form
                  T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

      T-1.2  --   Included in Exhibit T-1.1.

      T-1.3  --   Included in Exhibit T-1.1.

16.   List of Exhibits
      (cont'd)

      T-1.4  --   The By-Laws of United States Trust Company of New York, as
                  amended, is incorporated by reference to Exhibit T-1.4 to Form
                  T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust
                  Indenture Reform Act of 1990 (Registration No. 33-97056).

      T-1.6  --   The consent of the trustee required by Section 321(b) of the
                  Trust Indenture Act of 1939, as amended by the Trust Indenture
                  Reform Act of 1990.

      T-1.7  --   A copy of the latest report of condition of the trustee
                  pursuant to law or the requirements of its supervising or examining authority.

NOTE

As of June 24, 1997, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                               ------------------

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day of June, 1997.

UNITED STATES TRUST COMPANY
    OF NEW YORK, Trustee


By:
    -------------------------------

                                                                   Exhibit T-1.6

        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036

September 1, 1995

Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Very truly yours,

UNITED STATES TRUST COMPANY
       OF NEW YORK


By:
    ------------------------------
     /S/Gerard F. Ganey
     Senior Vice President

                                                                   EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1997
                                 (IN THOUSANDS)

ASSETS
Cash and Due from Banks                                             $    59,856

Short-Term Investments                                                  213,333

Securities, Available for Sale                                          968,413

Loans                                                                 1,370,272
Less: Allowance for Credit Losses                                        13,614
                                                                    -----------
      Net Loans                                                       1,356,658
Premises and Equipment                                                   61,183
Other Assets                                                            125,938
                                                                    -----------
      Total Assets                                                  $ 2,785,381
                                                                    ===========

LIABILITIES
Deposits:
      Non-Interest Bearing                                          $   480,539
      Interest Bearing                                                1,738,130
                                                                    -----------
         Total Deposits                                               2,218,669

Short-Term Credit Facilities                                            271,567
Accounts Payable and Accrued Liabilities                                131,642
                                                                    -----------
      Total Liabilities                                             $ 2,621,878
                                                                    ===========

STOCKHOLDER'S EQUITY
Common Stock                                                             14,995
Capital Surplus                                                          42,541
Retained Earnings                                                       101,577
Unrealized Gains (Losses) on Securities
    Available for Sale, Net of Taxes                                     (2,610)
                                                                    -----------
Total Stockholder's Equity                                              163,503
                                                                    -----------
    Total Liabilities and
    Stockholder's Equity                                            $ 2,785,381
                                                                    ===========

I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

June 22, 1997